DEFERRED REVENUE	12 Months Ended
Dec. 31, 2022
DEFERRED REVENUE
DEFERRED REVENUE

12.DEFERRED REVENUE

The deferred revenue balance consists of:

	At December 31	At December 31
(in thousands)	2022	2021
Deferred revenue-pre-sold toll milling:
CLJV Toll Milling-Ecora	$33,295	$36,508
	$33,295	$36,508
Deferred revenue-by balance sheet presentation:
Current	$4,915	$4,656
Non-current	28,380	31,852
	$33,295	$36,508

The deferred revenue liability continuity summary is as follows:

(in thousands)	2022	2021

Balance-January 1	$36,508	$36,617
Revenue earned during the period (note 22)	(5,987)	(3,207)
Accretion (note 21)	2,774	3,098
Balance-December 31	$33,295	$36,508

Arrangement with Ecora Resources PLC (“Ecora”) formerly named Anglo Pacific Group PLC (“APG”)

In February 2017, Denison closed an arrangement with Ecora, formerly APG, under which Denison received an upfront payment of $43,500,000 in exchange for its right to receive future toll milling cash receipts from the MLJV under the current toll milling agreement with the CLJV from July 1, 2016 onwards. The up-front payment was based upon an estimate of the gross toll milling cash receipts to be received by Denison discounted at a rate of 8.50%.

The Ecora Arrangement represents a contractual obligation of Denison to pay onward to Ecora any cash proceeds of future toll milling revenue earned by the Company related to the processing of the specified Cigar Lake ore through the McClean Lake mill. At closing, the Company made payments to Ecora of $3,520,000, representing the Cigar Lake toll milling cash receipts received by Denison in respect of toll milling activity for the period from July 1, 2016 through January 31, 2017, and reflected those amounts as a reduction of the initial upfront amount received, thereby reducing the initial deferred revenue balance to $39,980,000 at the transaction date.

In connection with the closing of the Ecora Arrangement, the terms of the BNS Letters of Credit Facility between BNS and Denison were amended to reflect certain changes required to facilitate an Intercreditor Agreement between Ecora, BNS and Denison (see note 16).

In 2022, the Company recognized $5,987,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 18,010,000 pounds U3O8 (100% basis). The drawdown in 2022 includes a cumulative increase in revenue for prior periods of $1,070,000 resulting from changes in estimates to the toll milling drawdown rate during 2022.

In 2021, the Company recognized $3,207,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 12,159,000 pounds U3O8 (100% basis). The drawdown in 2021 includes a cumulative increase in revenue for prior periods of $61,000 resulting from changes in estimates to the toll milling drawdown rate during 2021.

During the year ended December 31, 2021, in response to the COVID-19 pandemic, the CLJV temporarily suspended production at the Cigar Lake mine from January 2021 until April 2021. The MLJV temporarily suspended operations at the mill for the duration of the CLJV shutdowns.

The current portion of the deferred revenue liability reflects Denison’s estimate of Cigar Lake toll milling over the next 12 months. This assumption is based on current mill packaged production expectations and is reassessed on a quarterly basis.